UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2010

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 11, 2010, Prudential Financial, Inc. (the “Company”) issued a news release announcing that it has priced a public offering of 18,348,624 shares of its common stock at $54.50 per share. The underwriters will have a 30-day option to purchase up to an additional 2,752,293 shares of common stock from the Company. The offering is expected to close on November 17, 2010.

A copy of the news release is attached hereto as Exhibit 99.0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.0	News release of Prudential Financial, Inc., dated November 11, 2010, announcing the pricing of a public offering of its common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 11, 2010

PRUDENTIAL FINANCIAL, INC.

By:	JOHN M. CAFIERO
Name:	John M. Cafiero
Title:	Vice President and Assistant Secretary

Exhibit Index

Exhibit No.	Description

99.0	News release, dated November 11, 2010, of Prudential Financial, Inc. announcing the pricing of a public offering of its common stock.